UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2004

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On December 3, 2004, Microtune, Inc. (the “Company”) issued a press release announcing that two officers adopted Rule 10b5-1 trading plans to sell a portion of their Company stock over time as part of their respective individual long-term strategies for asset diversification and tax planning. The stock trading plans were adopted on November 29, 2004 and November 30, 2004, and are being established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 and Microtune’s insider trading policy. A copy of Microtune’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. EXHIBITS

99.1	Press Release of Microtune, Inc., dated December 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: December 3, 2004	By:	/s/ JAMES A. FONTAINE
James A. Fontaine Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Microtune, Inc., dated December 3, 2004